UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2023

ADTRAN Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41446	87-2164282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard Huntsville, Alabama	35806-2807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.01	ADTN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Subsequent to ADTRAN Holdings, Inc.’s (the “Company”) second fiscal quarter earnings call on August 8, 2023 and during the preparation of its unaudited condensed consolidated financial statements to be included in the Company’s Form 10-Q for the second fiscal quarter ended June 30, 2023 (the “Q2 Form 10-Q”), the Company determined that the principal amount of indebtedness outstanding under the Company’s revolving credit facility with a syndicate of banks, including Wells Fargo Bank, National Association (“Wells Fargo”), should be classified as noncurrent liabilities on the Company’s consolidated balance sheet. Therefore, the outstanding Wells Fargo revolving credit facility balances for the following prior periods were misclassified and will be adjusted from current to noncurrent liabilities on the balance sheets as follows: $60.0 million as of September 30, 2022, $60.0 million as of December 31, 2022, and $180.0 million as of March 31, 2023.

On August 10, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company concluded, after considering the recommendations of management and discussing with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), that (i) the Company’s unaudited condensed consolidated financial statements as of and for the quarter and year-to-date period ended September 30, 2022 included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022, (ii) the Company’s audited consolidated financial statements as of and for the year ended December 31, 2022 included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and (iii) the Company’s unaudited condensed consolidated financial statements as of and for the quarter ended March 31, 2023 included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023, respectively (collectively, the “Non-Reliance Periods”), should not be relied upon due to the above described misclassification and need to be restated. Additionally, the Audit Committee concluded that management’s report on internal control over financial reporting as of December 31, 2022, the opinion of PwC on the Company’s consolidated financial statements as of and for fiscal year ended December 31, 2022 and the opinion of PwC on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2022, should also no longer be relied upon. As a result of these errors in the Company’s financial statements, investors also should no longer rely upon the balance sheets in the Company’s earnings releases for the Non-Reliance Periods or the balance sheet in the Company’s earnings release for the quarter ended June 30, 2023 that was issued on August 6, 2023 (the “Q2 2023 Earnings Release”) or other communications relating to these balance sheets.

Furthermore, in connection with the restatement of the December 31, 2022 financial statements, the Company will also correct certain errors related to the presentation of deferred tax assets (“DTAs”) and deferred tax liabilities (“DTLs”) in the balance sheets that were previously assessed as immaterial errors and that had been corrected in the Company’s Form 10-Q for the quarter ended March 31, 2023.

Neither the adjustment of credit facility balances nor the correction of the presentation of DTAs and DTLs on the balance sheets have any impact on, or result in any change to, the Company’s reported statements of income (loss) or statements of cash flows. Additionally, the misclassification has no adverse impact on the Company’s liquidity and capital resources or the maturity date of the Wells Fargo credit facility, which matures in July 2027. Moreover, the misclassification does not impact the compliance with any covenants of the related credit agreement with Wells Fargo.

The errors in the consolidated financial statements for each of the Non-Reliance Periods will be corrected in restated financial statements for each such period in amendments to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022, Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023. The Company is diligently pursuing completion of the restatements and intends to file such amendments prior to the filing of the Company’s Q2 Form 10-Q.

In connection with the above restatements, as a result of the misclassification, the Company’s management has identified a material weakness in its internal control over financial reporting during the periods covered by such reports and has determined that its disclosure controls and procedures were also not effective as of September 30, 2022 and all subsequent periods, which continues to be the case.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

To complete the restatements, the Company will file a Notification of Late Filing on Form 12b-25 with the Securities and Exchange Commission in order to obtain an additional five calendar days to file the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023, which is expected to be filed on or before August 14, 2023.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include, among other things, statements regarding the Company’s intent to restate its prior consolidated financial statements for the Non-Reliance Periods, the estimated impact of adjustments to the financial statements for the Non-Reliance Periods, the impact of the Company’s material weakness in internal control over financial reporting and the Company’s disclosure controls and procedures on its financial statements and other public disclosures, the anticipated timing for filing the Company’s Form 10-Q for the second quarter of 2023 and related matters. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Our actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks and uncertainties including those described in more detail in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents on file with the SEC, as well as the risk of the possibility of further material delays in the Company’s financial reporting. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement in this filing, except as required by applicable law or regulation.

Item 9.01    Financial Statements and Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2023	ADTRAN Holdings, Inc.

	By:	/s/ Ulrich Dopfer
Ulrich Dopfer
Chief Financial Officer